UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

VARIAN MEDICAL SYSTEMS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on February 9, 2017. VARIAN MEDICAL SYSTEMS, INC. VARIAN MEDICAL SYSTEMS, INC. 3100 HANSEN WAY PALO ALTO, CA 94304 Meeting Information Meeting Type: Annual Meeting For holders as of: December 13, 2016 Date: February 9, 2017 Time: 4:30 p.m., Pacific Time Location: Varian Medical Systems, Inc. 3100 Hansen Way Palo Alto, California 94304 For directions, please contact our Investor Relations department at investors@varian.com You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notic to obtain proxy materials and voting instructions. E15251-P84130

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before January 26, 2017 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. E15252-P84130

Voting Items The Board of Directors recommends a vote FOR all the nominees listed in Proposal 1, FOR Proposal 2, a vote of ONE YEAR on Proposal 3 and FOR Proposals 4 and 5. 1. To elect the following nominees for a term ending at the 2018 Annual Meeting of Stockholders: Nominees: 01) Susan L. Bostrom 05) Mark R. Laret 02) Judy Bruner 06) Erich R. Reinhardt 03) Regina E. Dugan 07) Dow R. Wilson 04) R. Andrew Eckert 2. To approve, on an advisory basis, the compensation of the Varian Medical Systems, Inc. named executive officers as described in the Proxy Statement. 3. To hold an advisory vote of stockholders on the compensation of the Varian Medical Systems, Inc. named executive officers at a frequency of every one, two or three years. 4. To approve the Varian Medical Systems, Inc. Fourth Amended and Restated 2005 Omnibus Stock Plan. 5. To ratify the appointment of PricewaterhouseCoopers LLP as Varian Medical Systems, Inc.’s independent registered public accounting firm for fiscal year 2017. E15253-P84130

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